Exhibit 99.1

Investor Presentation June 2020 November 2020

Forward - Looking Statements 1 This presentation is for informational purposes only and does not constitute an offer to sell, or a solicitation of offers to purchase, Global Medical REIT Inc . ’s (the “Company”, or “GMRE”) securities . The information contained in this presentation does not purport to be complete and should not be relied upon as a basis for making an investment decision in the Company’s securities . This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements . ” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology . The forward - looking statements included herein are based upon the Company’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties . Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control . Although the Company believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in the forward - looking statements due to the impact of many factors including, but not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q and any prospectus or prospectus supplement filed with the Securities and Exchange Commission (“SEC”) . The Company undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law . This presentation includes information regarding certain of our tenants, which are not subject to SEC reporting requirements . The information related to our tenants contained in this report was provided to us by such tenants or was derived from publicly available information . We have not independently investigated or verified this information . We have no reason to believe that this information is inaccurate in any material respect, but we cannot provide any assurance of its accuracy . We are providing this data for informational purposes only .

GMRE Compelling Value Proposition Net lease operating platform, which tends to be more resilient during economic fluctuations Healthcare facilities providing mission critical services with leading operators Proven investment strategy resulting in operational flexibility for tenants and improved asset value D IFFERENTIATED S TRATEGY Primary focus on physician groups and healthcare system tenants with triple - net lease structures Meticulous underwriting with multiple layers of review and approvals for acquisitions Investments are structured with favorable credit support and attractive lease coverage ratios Long - term demographic tailwinds – increasing specialization and localization of healthcare delivery Robust investment pipeline with network that facilitates referral - based transactions with attractive pricing Deep market of high - quality assets with attractive cap rates in secondary markets Extensive expertise in healthcare real estate acquisitions, finance, development and administration Decades of experience with deep industry relationships Board with decades of public company and real estate experience D ISCIPLINED EXECUTION L ARGE M ARKET O PPORTUNITY S EASONED M ANAGEMENT T EAM AND B OARD OF D IRECTORS 2

Company Profile 3 Owner of national portfolio of purpose - built healthcare facilities leased to strong healthcare systems and physician groups with leading market share in secondary markets, designed to produce increasing, reliable rental revenue by leasing each property primarily under long - term, triple net leases Gross Real Estate Assets $1.06B Annualized Base Rent (ABR)* $81.9M # of Buildings Owned 122 # of Tenants 103 Weighted Average Rent Escalations 2.1% Gross Leasable Area (SF) 3.5M Portfolio Rent Coverage* MOB Rent Coverage* IRF, SH, ACH, LTACH Rent Coverage* 4.6x 5.9x 3.2x Leased Occupancy 99.0% Weighted Average Cap Rate 7.9% Weighted Average Lease Term (years) 7.8 *See page 18 for footnotes Portfolio Snapshot All data as of September 30, 2020 unless otherwise stated $677M Market Capitalization (Common and OP) NYSE: GMRE 5.9% Dividend Yield $1.3B Total Capitalization

Demographic & Healthcare Tailwinds Support Our Strategic Vision Healthcare Providers Diversifying Real Estate Strategies to Capture Growing Patient Demand Physicians Forming Groups and Moving to Suburban Communities Consumer Preferences Continue to Push More Healthcare to Outpatient Settings Aging Population Results in More Outpatient Procedures and Drives Patient Demand 4

Demographic & Healthcare Tailwinds Support Our Strategic Vision An Aging Population Will Drive Healthcare Costs (1) The U.S. 65+ age group is growing faster than the country’s population – ~10,000 Baby Boomers turn 65 every day – By 2030, older adults will make up 20% of the American population, up from 13 % today Approximately 90% of adults over 65 have one or more chronic conditions; this includes diabetes, heart disease, arthritis, de pre ssion, and hypertension About 25% of Baby Boomers expect to live past age 90, which will require more medical attention and lead to an increase to healthcare spending 5 Source: Centers for Medicare & Medicaid Services, Office of the Actuary, National Health Statistics Group. Data last modified Ma rch 24, 2020. Shifting demographics and consumer preferences drive healthcare industry growth (1) Years 2018 – 202 8 are projections. (2) CMS completed a benchmark revision in 2009, introducing changes in methods, definitions and source data that are applied to the entire time series (back to 1960). (3) Projections do not take into account the impacts of COVID - 19 because of the timing of the report and the highly uncertain nature of the pandemic. For more information on this revision, see http://www.cms.gov/nationalhealthexpenddata/downloads/benchmark2009.pdf. B illi o n s $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 80 90 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 HEALTHCARE SPENDING CONTINUES TO INCREASE (National Healthcare Expenditures 1980 (1) - 2028 (2)

Increasing Demand for Localized Delivery Source: AHA Annual Survey 2017. (1) CVS Health Institute, 2017. Conveniently Located Healthcare Will Be in Higher Demand (1) According to the 2017 CVS Health Institute survey, individuals aged 65+ want to be independent as long as possible. 79% of the survey participants noted that they plan to “age in place,” either alone or with a spouse or family member. 96% of seniors rated convenient location as somewhat important or very important to their healthcare decisions. 6 Shifting demographics and consumer preferences drive healthcare industry growth 1000 1150 1300 1450 1600 1750 1900 2050 2200 2350 100 105 110 115 120 125 130 135 140 145 150 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Outpatient Visits are Increasing Over Time Inpatient Admissions/ 1,000 Persons (Left) Outpatient Visits/ 1,000 Persons (Right) Inpatient Outpatient

Targeted Approach To Acquisitions Focused on constructing a portfolio comprised substantially of off - campus, purpose - built, medical facilities such as MOBs, specialty hospitals, IRFs and ASCs, that are geographically situated to take advantage of the aging U.S. population and the decentralization of healthcare TENANTS MARKETS / LOCATIONS FACILITIES x Strong providers with leading market share x Rent guarantees and other credit protection x Specialization in age - related procedures x Operators with regional footprints x Strong and diversified payor mix x Institutional quality x Purpose - built real estate x Single tenant focus with selective multi - tenant acquisitions x Class A / Recent construction or renovation x Amenitized patient areas x Convenient access / location x Long - term leases with annual rent escalations x Healthcare market with clear and quantifiable competitive dynamics x Positioned to benefit from ongoing decentralization trends in healthcare x Proximity to related resources x Long - term positive demand drivers (population growth and demographics) x Barriers to competition 7

Attractive Deal Partner Ability to navigate complex transactions through an adaptable approach to negotiations and deal structuring, creating a favorable reputation within the market Large, broad network of investment sales brokers, coupled with a solid reputation of being able to execute, drives direct referrals to prospective sellers Well - positioned with a variety of capital sources to pursue investment transactions with a competitive advantage among other bidders who have limited capital sources OP Units provide efficient use of equity currency while offering sellers an attractive, tax - advantaged form of consideration 8 Flexible Partner Strong Broker Relationships Certainty of Closing Tax Efficient Currency – OP Units

$93 $204 $444 $639 $893 $1,064 At IPO 2016 2017 2018 2019 YTD 2020* Strong Track Record of Acquisitions Since IPO Portfolio Asset Base (In MM)** Since IPO, portfolio has grown from $93 million to $1,065 million of Portfolio Asset Base, or 75% annually, with a portfolio weighted average cap rate of 7.9%. Year - to - date, the Company completed 12 acquisitions, encompassing an aggregate 760,081 leasable square feet for a total purchase price of $171.2 million with annualized base rent of $13.6 million at a weighted average cap rate of 8.0%. 9 0.7 Million SF 1.3 Million SF 2.1 Million SF 2.7 Million SF 3.5 Million SF 0.2 Million SF *1/1/2020 - 10/31/2020 **Based on contractual purchase prices

Disciplined Underwriting and Due Diligence Process

GLOBAL MEDICAL REIT

Focus on acquiring medical office and outpatient facilities in the $5 to $20 million range and opportunistically acquire in-patient facilities in the $20 to $40 million range

Acquisition Funnel [1]

- $20B of medical office and in-patient real estate transaction activity
- $6B in target GMRE secondary markets
- ~$2B in target GMRE property types / cap rate range
- ~$800M reviewed by GMRE
- ~$200M completed acquisitions

Key Criteria and Underwriting Process

- Primary focus on medical office and outpatient treatment facilities in the $5 to $20 million range
- Opportunistic focus on in-patient facilities in the $20 to $40 million range
- Meaningful tenant investment in assets to drive tenant retention
- Completed in-person asset tour
- Typical Deal Structure:
  - Target cap rate range from 7.0% to 8.0%
  - Coverage ratio minimum 2x
  - Triple net, long term lease
  - Built in rent escalators averaging 2%

Medical office real estate is highly liquid, with transaction volumes averaging $2 to $4 billion per quarter over the last five years.

(1)Annual basis

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Portfolio Constructed to Maximize Risk Adjusted Returns

GLOBAL MEDICAL REIT

Diversified portfolio by tenant affiliation/property location, strong tenant credit metrics and a 7.8 year weighted average lease term provide cash flow stability

Tenant Affiliations/Property Locations

% of Annualized Base Rent[1]

(A)	On Campus or Adjacent	21%
(B)	Health System Affiliated	54%
(C)	**On Campus or Affiliated**	**61%**
(D)	Rehab Hospital / LTACH	25%
(E)	Retail Center	22%
(F)	Medical Office Park	25%
(G)	National Surgical Operator	13%
(A), (B), (D), (E), (F) or (G)		**95%**

Lease Expiration Schedule

% of Annualized Base Rent[1]



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
% of Total Leased SF
% of Total ABR
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+

Tenant Credit Strength By Asset Type

Category	% of ABR [1]	Rent Coverage Ratio[1]
Inpatient Rehab Facility (IRF)	20.92%	3.32x
Surgical Hospital (SH)	7.95%	4.96x
Acute Care Hospital	2.87%	-2.17x
Long-term Acute Care Hospital (LTACH)	2.86%	2.64x
TOTAL/WEIGHTED AVERAGE	**34.59%**	**3.18x**
Medical Office Building (MOB)	17.78%	6.50x
MOB/Ambulatory Surgery Center (ASC)	17.91%	5.30x
TOTAL/WEIGHTED AVERAGE	**35.69%**	**5.90x**
All Tenants Calculated for Rent Coverage	**70.28%**	**4.56x**
Large/Credit Tenants Not Calculated	26.29%	N/A
Other Tenants Not Available	3.43%	N/A

(1) See page 18 for footnotes

All data as of September 30, 2020 unless otherwise stated

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TX OH PA AZ OK FL IL MI VA NC All Others Tenant Base – Diversified by Use and Geography No one tenant contributes greater than 8.9% to Annualized Based Rent 12 Top 10 States % of Annualized Base Rent (1) MOB Total IRF Surgical Hospital Office Acute Hospital LTACH FSED Texas 19.7% Ohio 9.0% Pennsylvania 7.7% Arizona 7.3% Oklahoma 6.8% Florida 5.5% Illinois 5.2% Michigan 5.1% Virginia 3.7% North Carolina 3.3% Other 26.7% (1) See footnotes on page 18 Top 10 Tenants % of Annualized Base Rent (1) All data as of September 30, 2020 unless otherwise stated Asset Types % of Annualized Base Rent (1) 8.9% 6.7% 6.2% 4.5% 3.7% 3.6% 3.4% 3.2% 3.0% 2.9% Encompass Memorial Health Kindred Health OCOM TeamHealth Trinity Health Carrus Hospital Steward Health Wake Forest Pipeline Health MOB Total 59.3% MOB 33.9% MOB/ASC 18.3% MOB/Imaging/ER 7.1% IRF 22.7% Surgical Hospital 7.9% Office 3.2% Acute Hospital 2.9% LTACH 2.9% FSED 1.1%

Established Strong Healthcare Operators as Tenants Not - For - Profit Health System Affiliations For - Profit Systems Affiliations and Surgical Operator Partnerships Dominant Local Physician Groups 13

14 Strong Balance Sheet to Support Long Term Growth Mercy/Kindred Oklahoma City Facility Capitalization ($ MM) $524 $677 $75 Highlights Total liquidity of approximately $144M* 3.34% weighted average interest rate Weighted average term of debt is 3.1 years *Includes cash balances and available capacity under our Credit Facility Multiple Capital Sources Asset Level Mortgage Financing $600 Million Credit Facility Equity Issuance ATM Program Tax Advantaged OP Units Continue to expand access to multiple sources of capital over time to fund acquisition activity Total Debt $524 7.5% Series A Preferred Equity $75 Market Capitalization (Common and OP) $677 Total Capitalization $1,276 All data as of September 30, 2020 unless otherwise stated

Seasoned Leadership JEFFREY BUSCH , Chairman, Chief Executive Officer and President ROBERT KIERNAN , Chief Financial Officer and Treasurer ALFONZO LEON , Chief Investment Officer ▪ 19 + years of experience in real estate finance and has completed $ 3 billion of transactions ▪ Prior experience as principal at investment advisor to pension funds and investment banker representing healthcare systems, d eve lopers and REITs ▪ Healthcare real estate investment banker for Cain Brothers ▪ Acquired $ 800 million in multi - family, office, medical office, and industrial property on behalf of institutional investors while at LaSalle Investment DANICA HOLLEY, Chief Operating Officer ▪ 19 + years of management and business development experience ▪ More than a decade of experience managing multinational teams for complex service delivery across disciplines ▪ More than 8 years in healthcare programs and infrastructure as Executive Director of Safe Blood International ▪ 15+ years of experience with SEC compliance and reporting matters, corporate governance, investment banking and REIT - related ca pital markets ▪ Served as Associate General Counsel of FBR ▪ Prior role as Senior Associate – REIT Capital Markets at Hunton & Williams LLP, where he represented public REITs in conjunction with their SEC compliance requirements, corporate governance matters, offerings of equity and debt securities and merger and acquisition tra nsa ctions ▪ Previously with Sullivan & Cromwell LLP and KPMG JAMIE BARBER, General Counsel and Corporate Secretary ▪ 20+ years of experience in healthcare, real estate development, management and investment ▪ Former assistant to the U.S. Secretary of Housing & Urban Development ▪ United States Special Representative to United Nations in Geneva ▪ Developed a multitude of institutional quality real estate assets spanning several sectors including residential, commercial, ho spitality and retail ▪ 30+ years of experience in financial accounting, reporting and management, with extensive experience in SEC reporting and SOX co mpliance ▪ Served as the Senior Vice President, Controller and Chief Accounting Officer of FBR & Co. (“FBR”)(NASDAQ: FBRC) beginning in Oct ober 2007 ▪ Prior role as Senior Vice President, Controller and Chief Accounting Officer of Arlington Asset Investment Corp. (NYSE: AI) ▪ Previously Senior Manager in the assurance practice at Ernst & Young 15

Independent Directors

GLOBAL MEDICAL REIT

Majority independent Board with strong backgrounds in healthcare, real estate and capital markets

Henry Cole

- President of Global Development International, providing development support and oversight for initiatives in medical and healthcare programs (e.g. Instant Labs Medical Diagnostics, MedPharm & MPRC Group)
- Former President and Founder of international programs at The Futures Group International, a healthcare consulting firm
- Director of International Health and Population Programs for GE's Center for Advanced Studies
- Yale (B.S.); Johns Hopkins (MA)

Paula Crowley

- Previously Chair Emeritus of Anchor Health Properties from November 2017 to April 2020, and Chairman of the Board from October 2015 through November 2017
- Co-founder and former CEO of Anchor Health Properties which was sold to Brinkman Management and Development in October 2015
- Prior to Anchor, spent eight years as Development Director with The Rouse Company of Columbia, Maryland
- University of Pennsylvania (M.B.A., Masters in City Planning); Middlebury College (B.A.)

Matthew Cypher, Ph.D.

- Director of the Steers Center for Global Real Estate and Atara Kaufman Professor of Real Estate at Georgetown University's McDonough School of Business
- Former director at Invesco Real Estate (NYSE: IVR) where he was responsible for oversight of the Underwriting Group, which acquired $10.2 billion worth of institutional real estate
- Underwrote $1.5 billion of acquisitions and oversaw the Valuations group, which marked to market Invesco's more than $13 billion North American portfolio
- Penn State University (B.S.); Texas A&M University (M.S. and Ph.D.)

Ronald Marston

- Founder and CEO of Health Care Corporation of America (HCCA) Management Company, originally a subsidiary of Hospital Corporation of America (HCA)
- 30+ years in international healthcare focused on healthcare systems with prior experience developing the Twelfth Evacuation Hospital in Vietnam
- Tennessee Technological University (B.S.); California Western University (Ph.D.)

Dr. Roscoe Moore

- Rear Admiral (Retired) and Chief Veterinary Medical Officer of United States Public Health Service
- Former Assistant United States Surgeon General, point person for global development support with a focus on less developed countries
- Epidemic Intelligence Service Officer with the U.S. Centers for Disease Control and Prevention (CDC)
- Chief epidemiologist with the Centers of Devices and Radiological Health in the US Food and Drug Administration (FDA)
- Tuskegee University (B.S. & DVM); University in Michigan (M.P.H.); Johns Hopkins University (Ph.D.)

Lori Wittman

- Served as the Chief Financial Officer for Care Capital Properties, Inc. (NYSE: CCP) ("Care Capital"), a publicly-traded REIT which was originally formed as a spin-off from Ventas, Inc. (NYSE: VTR) ("Ventas") and owned over 340 healthcare properties nationwide and had an enterprise value of approximately $3.5 billion prior to its acquisition by Sabra Healthcare in August 2017
- University of Chicago (M.B.A., Finance & Accounting); University of Pennsylvania (M.C.P., Housing & Real Estate Finance) Clark University (B.A.)

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Non - Independent Directors Jeffrey Busch, Chairman ▪ Over 20 years of experience in healthcare, real estate development, management and investment ▪ Former assistant to the U.S. Secretary of Housing & Urban Development ▪ United States Special Representative to United Nations in Geneva ▪ Developed large - scale residential, commercial, hospitality and retail properties Zhang Jingguo, Director ▪ Approximately 20 years experience in real estate development in China ▪ Serves as Senior Consultant of Henan Real Estate Chamber of Commerce ▪ Co - founder of Henan Zensun Real Estate, one of the top 100 property development companies in China ▪ Honored with many awards as an outstanding developer and contributor to the Henan real estate industry ▪ Non - Executive Director of Xingye Wulian Service Group Co . Ltd . ▪ Supervisor for Henan Hongguang Real Estate Limited, a company engaged in property development in China ▪ Supervisor for Henan Zensun Corporate Development Company Limited, a company engaged in construction and management in China ▪ University College London (B . S) ; Beijing Forestry University (B . S) ; University of Leicester (MA) ; Zhang Huiqi, Director 17

Footnotes 18 Rent Coverage Ratio For purposes of calculating our portfolio weighted - average EBITDARM coverage ratio (“Rent Coverage Ratio”), we excluded credit - rated tenants or their subsidiaries for which financial statements were either not available or not sufficiently detailed . These ratios are based on latest available information only . Most tenant financial statements are unaudited and we have not independently verified any tenant financial information (audited or unaudited) and, therefore, we cannot assure you that such information is accurate or complete . Certain other tenants (approximately 3 % of our portfolio) are excluded from the calculation due to lack of available financial information . Additionally, our Rent Coverage Ratio adds back physician distributions and compensation . Management believes all adjustments are reasonable and necessary . Annualized Base Rent Monthly base rent at September 30 , 2020 multiplied by 12 (or actual NOI where more reflective of property performance) . Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future contractual rental rate increases . All data as of September 30, 2020 unless otherwise stated

INVESTOR RELATIONS Evelyn Infurna Evelyn.Infurna@icrinc.com 203.682.8265